UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/30/2008

NEUROBIOLOGICAL TECHNOLOGIES INC /CA/
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23280

Delaware	943049219
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2000 Powell Street, Suite 800,
Emeryville, California 94608
(Address of principal executive offices, including zip code)

(510) 262-1730
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2008, at the Special Meeting of Stockholders of Neurobiological Technologies, Inc. (the "Company"), the Company's stockholders approved a proposal to amend the Company's Amended and Restated 2003 Equity Incentive Plan (the "Plan") to increase the number of shares authorized for issuance thereunder by 3,200,000 shares, to increase the size of the annual non-employee director grant to 15,000 shares and to make certain other changes as described in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2008 and amended on May 23, 2008 (collectively, the "Proxy Statement").   The amendments became effective upon stockholder approval.   A summary of the material terms of the Plan can be found in the Proxy Statement, and such summary is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

Amended and Restated 2003 Equity Incentive Plan of Neurobiological Technologies, Inc., as amended and restated effective May 30, 2008 (incorporated by reference to Appendix A to the Company's Definitive Proxy Statement on Schedule 14A filed with the SEC on April 3, 2008).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBIOLOGICAL TECHNOLOGIES INC /CA/

Date: June 05, 2008	By:	/s/ Matthew M. Loar
Matthew M. Loar
Vice President and Chief Financial Officer